Gulf South Conference Presentation May 12, 2014

Important information 2 Forward Looking Statements Information in this presentation contains forward-looking statements with the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially. VantageSouth Bancshares, Inc. (“Vantage”) and Yadkin Financial Corporation (“Yadkin”) caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Vantage and Yadkin, Vantage’s and Yadkin’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Vantage’s and Yadkin’s filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite stockholder approvals; the risk that Vantage and Yadkin may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the business will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of each of Vantage’s and Yadkin’s most recent Annual Report on Form 10-K filed with the SEC. Each forward- looking statement speaks only as of the date of the particular statement and except as may be required by law, neither Vantage nor Yadkin undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Annualized pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Non‐GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the information and reconciliations contained in Vantage’s earnings release filed as Exhibit 99.1 to its Form 8-K filed on April 23, 2014 and Yadkin’s earnings release filed as Exhibit 99.1 to its Form 8-K filed on April 24, 2014. Management believes that these non-GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of Vantage and Yadkin without regard to transactional activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider each company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company’s results or financial condition as reported under GAAP.

Executive summary 3  VantageSouth: Improving efficiency, strong SBA, improving credit  Yadkin: Good loan growth, expanding margin, improving credit  Merger integration remains on track  Unique revenue drivers for combined company  Complementary business models drive synergy opportunity

VantageSouth quarterly operating trends 4 Core Pre-Tax, Pre-Provision Earnings* ($000) Operating Efficiency Ratio* (%) Loan Production ($mm) Tangible Book Value per Share *Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs

VantageSouth earnings profile

- Core pre-tax, pre-provision earnings of $7.1mm
  - Continues positive trend since ECB merger completion
- Record SBA quarter with $2.3mm of fee income, up from $1.9mm in Q4
- Cost reductions continue to positively impact NIE and efficiency ratio
  - Operating efficiency ratio declined from 71.9% in Q4 to 70.1%
  - Q1 2014 annualized noninterest expense is $66.7mm, down $10mm from $76.7mm in Q2 2013

	For the Quarter Ended,				
($ in thousands)	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Net interest income	$ 9,944	$ 20,428	$ 19,906	$ 19,811	$ 19,149
Provision for loan losses	1,940	1,492	1,280	757	1,290
Net interest income after provision	8,004	18,936	18,626	19,054	17,859
Noninterest income	3,462	4,855	4,537	4,553	4,667
Noninterest expense	11,066	19,179	18,205	17,524	16,686
Income before taxes & M&A costs	**$ 400**	**$ 4,612**	**$ 4,958**	**$ 6,083**	**$ 5,840**
Gain on acquisitions	-	7,382	-	-	-
Merger & conversion costs	1,601	11,961	477	599	1,209
Restructuring charges	-	-	-	-	836
Income before taxes	**(1,201)**	**33**	**4,481**	**5,484**	**3,795**
Tax expense (benefit)	(395)	(2,808)	2,997	2,220	1,681
Net Income (loss)	**$ (806)**	**$ 2,841**	**$ 1,484**	**$ 3,264**	**$ 2,114**
Dividends & accretion on preferred stock	369	705	708	711	377
Net income (loss) to common	**$ (1,175)**	**$ 2,136**	**$ 776**	**$ 2,553**	**$ 1,737**
Net income (loss) to common per share	**$ (0.03)**	**$ 0.05**	**$ 0.02**	**$ 0.06**	**$ 0.03**
Weighted average diluted shares	35,758,033	45,916,707	46,021,308	46,032,153	52,075,323
Core pre-tax, pre-provision earnings*	**$ 1,248**	**$ 5,981**	**$ 6,238**	**$ 6,840**	**$ 7,130**
Operating EPS*	**$ (0.02)**	**$ 0.05**	**$ 0.05**	**$ 0.07**	**$ 0.06**
Operating efficiency ratio*	**89.9%**	**76.2%**	**74.5%**	**71.9%**	**70.1%**

*Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs

VantageSouth BANCSHARES, INC.
5
YADKIN FINANCIAL CORPORATION

VantageSouth balance sheet 6  Total assets decreased $13mm during Q1 to $2.1bn driven by: • Loan balances declined by $4.5mm, including:  $16.9mm in SBA loan sales  $24mm decline in agricultural lending as a result of seasonality and increased competition • Deposits declined $17.4mm during Q1 after $53mm increase in Q4 • Raised $46.9mm of common stock on January 31, 2014  Net proceeds were primarily used to redeem TARP preferred stock • Tangible book value per share increased from $3.42 to $3.71 QTD Change ($ in thousands) 2013Q4 2014Q1 Assets: Cash and due from banks 29,080 30,969 Fed funds & interest bearing deposits 71,699 42,474 Investment securities 404,888 410,350 Loans held for sale 8,663 11,158 Loans, net of unearned income 1,389,666 1,381,926 Less: Allowance for loan losses (7,043) (7,213) Premises and equipment, net 44,875 44,350 Other real estate 10,518 9,505 Other assets 167,211 182,671 Total Assets 2,119,557 2,106,190 Non-interest bearing deposits 220,659 198,710 Interest bearing demand deposits 351,921 356,134 Savings & money market deposits 467,814 472,968 Time deposits 634,915 630,132 Total deposits 1,675,309 1,657,944 Short-term debt 126,500 129,500 Long-term debt 72,921 69,961 Accrued interest payable & other liabilities 12,919 11,764 Total Liabilities 1,887,649 1,869,169 Preferred stock 42,785 0 Common stock & other equity 189,123 237,021 Total Equity 231,908 237,021 Total Liabilities & Equity 2,119,557 2,106,190 Tangible book value / share $3.42 $3.71

Yadkin quarterly operating trends 7 Core Pre-Tax, Pre-Provision Earnings* ($000) Operating Efficiency Ratio* (%) Net Interest Margin Tangible Book Value per Share *Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs

Yadkin earnings profile

- Core pre-tax, pre-provision earnings of $6.3mm
  - Consistent financial performance over the last four quarters
- Mortgage income of $1.0mm in Q1 2014 and $1.2mm for Q4 2013
- Net interest margin for Q1 2014 was 4.11%, and 4.04% for Q4 2013

	For the Quarter Ended,				
($ in thousands)	**2013Q1**	**2013Q2**	**2013Q3**	**2013Q4**	**2014Q1**
Net interest income	$ 15,052	$ 16,121	$ 16,136	$ 16,749	$ 16,603
Provision for loan losses	237	55	40	(3,017)	(460)
Net interest income after provision	14,815	16,066	16,096	19,766	17,063
Noninterest income	5,658	5,811	5,071	980	4,697
Noninterest expense	13,215	14,843	13,996	13,724	13,841
Income before taxes & nonrecurring items	**$ 7,258**	**$ 7,034**	**$ 7,171**	**$ 7,022**	**$ 7,919**
Nonrecurring revenue	(1)	373	310	202	-
Merger & other nonrecurring expense	-	-	154	(12)	1,352
Income before taxes	**7,257**	**7,407**	**7,327**	**7,236**	**6,567**
Tax expense (benefit)	2,608	2,598	2,616	2,579	2,659
Net Income (loss)	**$ 4,649**	**$ 4,809**	**$ 4,711**	**$ 4,657**	**$ 3,908**
Dividends & accretion on preferred stock	445	590	421	421	559
Net income (loss) to common	**$ 4,204**	**$ 4,219**	**$ 4,290**	**$ 4,236**	**$ 3,349**
Net income (loss) to common per share	**$ 0.30**	**$ 0.30**	**$ 0.30**	**$ 0.30**	**$ 0.23**
Weighted average diluted shares	14,204,508	14,223,604	14,249,152	14,259,809	14,269,453
Core pre-tax, pre-provision earnings*	**$ 7,491**	**$ 6,817**	**$ 6,958**	**$ 6,889**	**$ 6,331**
Operating EPS*	**$ 0.30**	**$ 0.28**	**$ 0.29**	**0.43**	**$ 0.27**
Efficiency Ratio*	**66.4%**	**66.6%**	**63.5%**	**62.8%**	**66.1%**

*Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs

VantageSouth BANCSHARES, INC.
8
YADKIN FINANCIAL CORPORATION

Yadkin balance sheet 9 ($ in thousands) 2013Q4 2014Q1 Assets: Cash and due from banks 32,226 32,254 Fed funds & interest bearing deposits 8,769 29,264 Investment securities 288,922 267,093 Loans held for sale 18,913 6,962 Loans, net of unearned income 1,358,746 1,382,698 Less: Allowance for loan losses (18,063) (16,522) Premises and equipment, net 40,698 40,396 Other real estate 3,267 2,828 Other assets 72,549 68,514 Total Assets 1,806,027 1,813,487 Non-interest bearing deposits 267,596 287,585 NOW, Savings & money market deposits 693,558 704,581 Time deposits 557,269 533,308 Total deposits 1,518,423 1,525,474 Short-term borrowings 43,260 49,083 Long-term borrowings 45,954 40,956 Accrued expenses & other liabilities 13,920 9,198 Total Liabilities 1,621,557 1,624,711 Preferred stock 28,405 28,405 Common stock & other equity 156,065 160,371 Total Equity 184,470 188,776 Total Liabilities & Equity 1,806,027 1,813,487 Tangible book value / share 10.71$ 11.03$  Total assets increased $7.5mm during Q1 to $1.8bn driven by: • Loan balances increased by $24.0mm:  Increases primarily in commercial real estate and 1-4 family residential • Deposits increased $7.1mm during Q1  Demand deposits and NOW, money market and savings accounts increased $31.0mm  Decrease in higher cost time deposits of $24.0mm • Tangible book value per share increased from $10.71 to $11.03

Stanly Cabarrus Vance Richmond Anson Barnwell Greenwood Columbus Lenoir Wayne Cleveland Rutherford Sampson Richland Halifax Alleghany Mitchell Avery McDowell McCormick Transylvania Martin Jackson Cherokee Graham Swain Haywood Hertford Northampton Dorchester Bamberg Jaser Charleston Colleton Allendale Alexander Beaufort Bertie Bladen Buncombe Burke Caldwell Camden Caswell Catawba Chatham Chowan Clay Davidson Davie Duplin Edgecombe Forsyth Franklin Gaston Gates Granville Greene Guilford Harnett Henderson Hoke Jones Lincoln Macon Madison Montgomery Nash Pamlico Pender Person Polk Randolph Robeson Rockingham Rowan Scotland Stokes Surry Warren Wilson Yancey Abbeville Aiken Calhoun Clarendon Edgefield Hampton Kershaw Lee Lexington Newberry Orangeburg Saluda Sumter Pending merger between VantageSouth and Yadkin 10 Financial data as of 3/31/2014, market data as of 5/6/2014 * Pro forma for pending Yadkin merger which is subject to regulatory and shareholder approvals. Does not include impact of purchase accounting. Financial Highlights – 3/31/2014 VantageSout h Yadkin Pro Forma* Ticker: VSB YDKN YDKN Market Capitalization ($mm): $321 $270 $591 Assets ($bn): $2.1 $1.8 $3.9 Gross Loans ($bn): $1.4 $1.4 $2.8 Deposits ($bn): $1.7 $1.5 $3.2 Tangible Common Equity ($mm): $205 $159 $364 Tier 1 Leverage Ratio (Bank): 10.1% 11.7% 10.4% Total Branches: 45 33 78 Mecklenburg Union Brunswick Cumberland New Hanover Moore Lee Alamance Durham Orange Iredell Wake Pitt Carteret Onslow Craven Watauga Perquimans Ashe Wilkes Yadkin Washington Currituck Hyde Johnston York Dare Tyrrell Cherokee • VSB (45) • YDKN (33) Branch Map – Pro Forma with Yadkin*  True merger of equals creates the largest community bank in North Carolina, one of the strongest U.S. growth markets  Creates a leading community bank with $4 billion in assets and over 78 branches in two states • Significant presence in Raleigh and Charlotte • Enhanced management team combines strengths from both banks • Complementary business lines drive diversified revenue stream • Leading North Carolina community bank in SBA lending, mortgage lending and wealth management  Greater than 15% EPS accretion  TBV accretive in approximately 2 years  Legal closing anticipated in early Q3  Integration scheduled for late Q3 Transaction Rationale and Update Summary of Transaction Terms Transaction Value1 $299mm / $5.41 per share Pric / TBV1 1.47 Price / Consensus Est. '14 EPS1 16.9x Core Deposit Premium 0.0743 Ownership Split (VSB / YDKN) 55% / 45% Estimated Total Cost Savings $10mm pre-tax / 8% of combined expense Consideration 0.3125 YDKN shares for each VSB share Footnote 1: Annou ced transaction value and ratios

Unique revenue drivers of combined company 11 VSB SBA Loan Production and SBA Loan Balance ($000) VSB Builder Finance Revenue ($000) YDKN Mortgage Banking Revenue ($000) VSB Builder Finance Business Production and Loan Balance ($000) $1,469 $1,769 $1,164 $859 $770 $0 $500 $1,000 $1,500 $2,000 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 *Excludes provisions for loans sold and mortgage servicing revenue

APPENDIX 12

VantageSouth net interest income 13 GAAP Yield, Cost and Net Interest Margin (%)  Net interest income decreased by $0.7mm to $19.2mm and NIM decreased by 12 bps to 4.19%.  Decreases were driven by: • Two fewer days in quarter • Lower loan accretion • Lower securities yield  Q4 securities yield was elevated due to gain on subordinated debt investment  Higher premium amortization due to accelerated principal repayment  Cost of interest-bearing liabilities remained flat quarter-over-quarter For the Quarter Ended, ($ in thousands) 2013Q4 2014Q1 Average Balances: Loans $1,380,008 $1,396,881 Securities 411,598 407,831 Other earning assets 34,317 49,117 Total earning assets 1,825,923 1,853,889 Interest bearing deposits $1,425,070 $1,448,198 Borrowed funds 176,663 188,773 Total interest bearing liabilities 1,601,733 1,636,948 Interest income (expense): Loans $20,206 $19,906 Securities 2,363 1,990 Other earning assets 19 26 Total earning assets 22,588 21,922 Interest bearing deposits ($1,661) ($1,659) Borrowed funds (1,113) (1,109) Total interest bearing liabilities (2,774) (2,768) Net Interest Income $19,814 $19,154 Average Yield and Rate: Loans 5.81% 5.78% Securities 2.28% 1.98% Other earning assets 0.22% 0.21% Total earning assets 4.91% 4.80% Interest bearing deposits (0.46%) (0.46%) Borrowed funds (2.50%) (2.38%) Total interest bearing liabilities (0.69%) (0.69%) Net interest margin 4.22% 4.11% Net interest margin (FTE) 4.31% 4.19%

Diverse drivers of VantageSouth noninterest income growth 14 Noninterest Income Composition* ($000) *Excludes gain on acquisition and realized securities gains and losses $4,537 $4,732 $2,370 $4,553 $4,667 SBA Loan Production and SBA Loan Balance ($000) SBA Income ($000) and Premium on SBA Loans Sold (%)

VantageSouth builder finance overview 15 *Active Loan Summary and Portfolio Footprint includes original commitment balances for unpaid notes issued through 3/31/2014 as tracked by the business unit. Portfolio balance trend (Balance Sheet) includes deferred loan fees. Builder Finance Active Loan Summary* Number of Commitments Avg. Loan Avg. Age Avg. Data as of 3/31/2014 Units ($mm) Size (Days) LTV Number of Borrowers 58 Total Units 849 $120.6 $142,076 A&D 5 $7.1 $1,427,600 121 65.3% Land 1 $1.3 $1,320,998 369 49.8% Lots 244 $6.4 $26,250 161 63.6% Models 10 $2.1 $206,665 189 69.2% Specs 308 $55.7 $180,849 134 72.0% Presold 281 $48.0 $170,784 116 71.9% Total Vertical 599 $105.8 87.7% Total Horizontal 250 $14.9 12.3% Total Commitments 849 $120.6 100.0% North Carolina $94.6 South Carolina $25.1 Georgia $0.2 Alabama $0.6 TOTAL $120.6 Commitments by State ($mm) Builder Finance Revenue ($000) Portfolio Footprint VSB Builder Finance Business Production and Loan Balance ($000)

Non-Interest Expense Composition* ($000) VantageSouth noninterest expense 16  Operating noninterest expense decreased $0.8mm to $16.8mm as a result of the continued cost reduction effort implemented after the ECB conversion • All categories of noninterest expense declined from Q4 to Q1  Q1 2014 annualized noninterest expense is $66.7mm, down $10mm from $76.7mm in Q2 2013  Similar expense discipline is being applied to pending Yadkin merger as integration planning has begun *Operating non-interest expense excludes merger/conversion costs and restructuring charges Total Non-Interest Expense $12,667 $31,140 $18,682 $18,123 $18,731 One-time charges ($1,601) ($11,961) ($477) ($599) ($2,045) Operating Non-Interest Expense* $11,066 $19,179 $18,205 $17,524 $16,686 $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1, 05 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $ $4 $8,000 $12,00 $16, $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Ben fits

VantageSouth asset quality data 17  Provision for loan losses totaled $1.3mm  Effective reserve, including ALLL and loan marks, is 2.54% of total loans  Effective reserve on non-PCI loans (excluding interest rate mark) was 1.15% of loans in 1Q14, which represents an approximately 1-for-1 reserve to nonperforming loans  Effective reserve on non-PCI loans (excluding interest rate mark) equals 4.5 years coverage of trailing 4 quarters charge offs Classified Asset Ratio – VantageSouth Bank* *Data for VantageSouth Bank. Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) ($ in thousands) Non-Purchased Impaired Loans Purchased Impaired (SOP 03-3) Total Balance at 12/31/13 4,682$ 2,361$ 7,043$ Net charge-offs (1,120) - (1,120) Provision for loan losses 1,601 (311) 1,290 ALLL balance at 3/31/14 5,163$ 2,050$ 7,213$ Remaining purchase accounting mark 13,946 13,960 27,906 Total effective reserve 19,109$ 16,010$ 35,119$ Loan bal nc s 1,212,812$ 169,114$ 1,381,926$ ALLL percentage 0.43% 1.21% 0.52% Remaining credit mark percentage 0.72% 8.25% 1.65% Remaining interest rate mark percentage 0.43% 0.00% 0.37% Effective reserve percentage 1.58% 9.47% 2.54%

VantageSouth capital 18 VantageSouth Bancshares Capital Ratios  Raised $46.9mm of common stock on January 31, 2014  Net proceeds of common stock offering were primarily used to redeem TARP preferred stock  $38.1mm subordinated debt offering in August 2013 bolstered Tier 2 capital

Yadkin net interest income 19 GAAP Yield, Cost and Net Interest Margin (%) For the Quarter Ended, ($ in thousands) 2013Q4 2014Q1 Average Balances: Loans $1,353,040 $1,371,694 Securities 322,969 286,094 Other earning assets 7,378 16,794 Total earning assets 1,683,387 1,674,582 Interest bearing deposits $1,224,205 $1,234,029 Borrowed funds 109,655 89,624 Total interest bearing liabilities 1,333,860 1,323,653 Interest income (expense): Loans $17,126 $16,937 Securities 1,772 1,719 Other earning assets 4 10 Total earning assets 18,902 18,666 Interest bearing deposits $1,733 $1,669 Borrowed funds 421 394 Total interest bearing liabilities 2,154 2,063 Net Interest Income $16,748 $16,603 Average Yield and Rate: Loans 5.02% 5.01% Securities 2.18% 2.44% Other earning assets 0.22% 0.24% Total earning assets 4.45% 4.52% Interest bearing deposits 0.56% 0.55% Borrowed funds 1.52% 1.78% Total interest bearing liabilities 0.64% 0.63% Net interest margin 3.95% 4.02% Net interest margin (FTE) 4.04% 4.11%  Net interest income decreased by $146,000 to $16.6mm and NIM increased by 7 bps to 4.11%.  Decrease in overall net interest income was due primarily to two fewer days in the quarter  Increases in NIM were driven by: • Lower cost of deposits • Higher securities yield

Yadkin mortgage overview 20 Mortgage Banking Production Summary Mortgage Banking Revenue* Mortgage Loan Officers  25 Retail MLOs (standalone production officers)  14 In-branch MLOs  9.4 loans closed per month per FTE in 2013 ($ in thousands) 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 Loans Funded ($) 69,579 81,192 65,680 49,538 32,825 Loan Fundings (#): 434 520 406 295 225 Loans Purchased by Investors ($) : 78,576 77,308 75,493 43,387 44,400 Loans Purchased by Investors (#): 473 498 467 266 277 Forward Commitments Outstanding 60,902 54,821 37,989 31,896 32,840 Production Mix Production Mix 0% Purchase 75% Refinance 20% Construction 5% Mortgage Servicing  $410 million servicing book  MSR values continue to improve  Low fixed cost structure $1,469 $1,769 $1,164 $859 $770 $0 $500 $1,000 $1,500 $2,000 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 *Excludes provisions for loans sold and mortgage servicing revenue

Yadkin asset quality data 21  Provision for (recover of) loan losses totaled ($460,000)  Allowance for loan loss to total loans is 1.19%  Nonperforming assets to total assets is down to 0.99%  Adversely classified assets to Tier 1 capital and loan loss reserve ratio has continued to exceed expectations, down to 17.01% Classified Asset Ratio –Yadkin Bank* *Data for Yadkin Bank. Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) ($ in thousands) 2014Q1 Balance at 12/31/13 18,063 Net charge-offs (1,081) Provision for loan losses (460) ALLL balance at 3/31/14 $ 16,522 Total loans and loans held for sale 1,389,660 ALLL percentage 1.19%

Pro forma loans & deposits 22 VantageSouth Bancshares Yadkin Financial Corporation (1) Pro Forma (1) Source: Company documents (1) Does not include purchase accounting adjustments Strong Core Deposit Base – 3/31/2014 Diversified Loan Portfolio – 3/31/2014 VantageSouth Bancshares Yadkin Financial Corporation (1) Pro Forma (1) $1.4bn Loans 5.78% Yield on Loans $1.4bn Loans 5.02% Yield on Loans $1.7bn Deposits 0.40% Cost of Deposits $1.5bn Deposits 0.44% Cost of Deposits $3.2bn Deposits 0.42% Cost of Deposits $2.8bn Loans 5.40% Yield on Loans

Comparable group trading analysis 23 Price / 2015 Estimated EPS* Comparable Bank Average Price / 2015 EPS* = 13.9x Price / Tangible Book Value Comparable Bank Average Price / Tang. Book = 2.31x Source: SNL Financial Peers includes Southeast institutions with assets between $3.0 - $10.0 billion, NPAs / Assets less than 3.0% and LTM ROAA greater than 0.50% Trading multiples based on closing prices as of 5/6/2014 *Mean consensus EPS estimates as compiled by FactSet

Additional information about the merger and where to find it 24 In connection with the proposed merger, Yadkin has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Yadkin and VantageSouth and a prospectus of Yadkin, as well as other relevant documents concerning the proposed transaction. Both VantageSouth and Yadkin will mail the final joint proxy statement/prospectus to their respective stockholders. SHAREHOLDERS OF YADKIN AND VANTAGESOUTH ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER ANY OTHER RELEVANT DOCUMENTS FILED WITH SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other filings containing information about Yadkin and VantageSouth at the SEC's website at www.sec.gov. The joint proxy statement/prospectus and the other filings may also be obtained free of charge at Yadkin's website at www.Yadkinbank.com, or at VantageSouth’s website at www.VSB.com. Annualized pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Yadkin, VantageSouth and certain of their respective directors and executive officers, under the SEC's rules, may be deemed to be participants in the solicitation of proxies of Yadkin and VantageSouth’s stockholders in connection with the proposed merger. Information about the Directors and executive officers of Yadkin and their ownership of Yadkin common stock is set forth in Yadkin’s Annual Report on Form 10-K filed with the SEC on February 28, 2014. Information about the directors and executive officers of VantageSouth and their ownership of VantageSouth common stock is set forth in VantageSouth’s Annual Report on Form 10-K filed with the SEC on March 13, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

Gulf South Conference Presentation Contact: Terry Earley (919) 659-9015 terry.earley@vsb.com